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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 15, 2005
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                      333-84486                 41-0365145
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)



     4001 LEXINGTON AVENUE NORTH
        ARDEN HILLS, MINNESOTA                                     55126
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS


           On February 15, 2005, Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), issued a press release announcing the sale of substantially all of the Company's swine production assets. A copy of the Company's press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  LAND O'LAKES, INC.


Date:  February 15, 2005                          /s/ Daniel Knutson
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                                                  Daniel Knutson
                                                  Senior Vice President
                                                  and Chief Financial Officer

                                  EXHIBIT INDEX


99.1    Land O'Lakes, Inc. press release dated February 15, 2005.